UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2002

Best Buy Co., Inc.

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

1-9595

41-0907483

(Commission File Number)	(IRS Employer Identification No.)

7075 Flying Cloud Drive

Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 947-2000

N/A

(Former name or former address, if changed since last report.)

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)                            Exhibits

The following is filed as an Exhibit to this Report.

Exhibit No.	Description of Exhibit

99

Press release issued September 5, 2002. Any internet addresses provided in this release are for information purposes only and are not intended to be hyperlinks.  Accordingly, no information in any of these internet addresses is included herein.

ITEM 9.           REGULATION FD DISCLOSURE.

Pursuant to Regulation FD, information is being furnished with respect to Best Buy Co., Inc.’s second quarter sales, its earnings outlook for the second quarter ended August 31, 2002 and a goodwill impairment charge as a result of fair value assessments of its Musicland and Magnolia Hi-Fi businesses

The related press release issued September 5, 2002 is filed as Exhibit No. 99 to this Report.  Best Buy Co., Inc.’s Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about us.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: September 6, 2002	By:	/s/ Bruce H. Besanko
	Name:	Bruce H. Besanko
	Title:	Vice President — Finance, Planning
and Performance Management